SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - October 27, 1997

                               HSB GROUP, INC.
           (Exact name of registrant as specified in its charter)

         Connecticut              001-13135        06-1475343
   (State or other               (Commission      (IRS Employer
jurisdiction of incorporation)   File Number)   Identification No.)

             One State Street, Hartford, Connecticut 06102-5024
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

Attached as Exhibits 99(i) and 99(ii) are copies of the Registrant's press releases which are incorporated herein by reference.

Item 7(c)  Exhibits.

99(i). Press release dated October 27, 1997 announcing third quarter results.

99(ii) Press release dated November 4, 1997 announcing declaration of January 1998 dividend.



























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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       HSB GROUP, INC.
     Dated:  November 4,  1997                         /s/ R. Kevin Price
                                                       R. Kevin Price
                                                       Senior Vice President
                                                       and Corporate Secretary



























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